UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2024

World Scan Project, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56208	35-2677532
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2-18-23, Nishiwaseda Shinjuku-Ku, Tokyo, Japan	169-0051
(address of principal executive offices)	(zip code)

81-3-6670-1692
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

 “We”, “Us”, “Our”, “WDSP” and or “The Company” refer to World Scan Project, Inc.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of Independent Registered Public Accountant

On January 17, 2024, World Scan Project Inc.’s (the “Company”) independent registered public accounting firm, M&K CPAS, PLLC (“MK”) resigned effective immediately.

The report of MK on the Company’s consolidated financial statements for fiscal years ended October 31, 2022 and 2021 included in the Company’s annual report on Form 10-K for the year ended October 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle, except that such report expressed substantial doubt regarding the Company’s ability to continue as a going concern.

During the fiscal years ended October 31, 2022 and 2021, and the subsequent interim period through January 17, 2024, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and MK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of such a disagreement in connection with its audit reports on the Company’s financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided MK with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K prior to its filing and requested, in accordance with applicable practices, that MK furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements made herein. Attached as Exhibit 16.1 is a copy of MK’s letter, dated January 23, 2024.

As of January 23, 2024, the Company has not yet engaged a replacement independent registered public accounting firm. When the Company has engaged a independent registered public accounting firm, the Company will file an 8-K to disclose the new independent registered public accounting firm, as well as the date of appointment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from M&K CPAS, PLLC dated January 23, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

World Scan Project, Inc.

Dated: January 23, 2024	/s/ Ryohei Uetaki
Ryohei Uetaki Chief Executive Officer